OUTSOURCING SOLUTIONS INC.

                               FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 30, 1999 and entered into by and among OUTSOURCING SOLUTIONS INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as the "Lenders"), and GOLDMAN SACHS CREDIT PARTNERS L.P. and THE CHASE MANHATTAN BANK, as Co-Administrative Agents (in such capacities, "Co-Administrative Agents"), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of January 26, 1998, as heretofore amended, supplemented or otherwise modified (as so amended, supplemented or modified, the "Credit Agreement"), by and among Company, the Lenders, Goldman Sachs Credit Partners L.P. and Chase Securities Inc., as Arranging Agents and Co-Administrative Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


                                    RECITALS

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement to provide for certain adjustments to the covenant relating to the maximum Leverage Ratio calculation as of September 30, 1999.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENT TO CREDIT AGREEMENT

1.1      Amendments to Section 7:  Negative Covenants

         A. Subsection 7.6(B) of the Credit Agreement is hereby amended to provide that the maximum Leverage Ratio as of any Calculation Date occurring during the period commencing on June 30, 1999 and ending on December 30, 1999 shall not exceed 5.0:1.00.

SECTION 2.  ACKNOWLEDGMENT AND CONSENT

         Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations.

         Each Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.


SECTION 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Corporate Power and Authority. Each Loan Party has all requisite corporate or partnership (as applicable) power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Loan Party.

         C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or other analogous organizational document) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or
(iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Lenders.

         D. Governmental Consents.The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party and are the legally valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


SECTION 4.  MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

        (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

         B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the date of effectiveness being referred to herein as the "Fourth Amendment Effective Date") upon the execution of a counterpart hereof by Company, each Subsidiary Guarantor and Requisite Lenders and receipt by Company and Co-Administrative Agents of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


         COMPANY:                           OUTSOURCING SOLUTIONS INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



         AGENTS AND LENDERS:                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                            individually and as a
                                               Co-Administrative Agent


                                            By:
                                               ---------------------------------
                                               Authorized Signatory



                                            THE CHASE MANHATTAN BANK,
                                            individually and as a
                                               Co-Administrative Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SUNTRUST BANK, ATLANTA,
                                            individually and as Collateral Agent

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            AG CAPITAL FUNDING PARTNERS, L.P.
                                            By:  Angelo, Gordon & Co., L.P. as
                                                 Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            ARCHIMEDES FUNDING, L.L.C.

                                            By:  ING Capital Advisors, LLC.,
                                                 as Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            ARES LEVERAGED INVESTMENT FUND, L.P.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            CAPTIVA FINANCE III, LTD.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:






                                            DEBT STRATEGIES FUND II, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            MERRILL LYNCH GLOBAL INVESTMENT
                                            SERIES: INCOME STRATEGIES PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            CREDITANSTALT - BANKVEREIN


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            BANKBOSTON, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            FIRST DOMINION FUNDING I


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            FIRST DOMINION FUNDING II


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            FRANKLIN FLOATING RATE TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            HELLER FINANCIAL, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:




                                            ING HIGH INCOME PRINCIPAL
                                            PRESERVATION FUND HOLDINGS, LDC

                                            By:  ING Capital Advisors, LLC.
                                                 as Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            LASALLE NATIONAL BANK


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            NORTHWOODS CAPITAL, LIMITED
                                            By: Angelo, Gordon & Co. as
                                                Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PNC BANK, NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM VT DIVERSIFIED INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM VARIABLE TRUST HIGH YIELD
                                            FUND


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM HIGH YIELD ADVANTAGE FUND


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM HIGH YIELD TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM HIGH YIELD TRUST II


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM MASTER INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM DIVERSIFIED INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM MASTER INTERMEDIATE INCOME
                                            TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PUTNAM PREMIER INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ROYALTON COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            SENIOR HIGH INCOME PORTFOLIO, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            SEQUILS-PILGRIM I, LTD.
                                            By: Pilgrim Investments, Inc.,
                                                as its investment manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:





                                            SOUTHERN PACIFIC BANK


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            VAN KAMPEN PRIME RATE INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            VAN KAMPEN CAPITAL SENIOR FLOATING
                                            RATE FUND


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            SENIOR DEBT PORTFOLIO

                                            By:  BOSTON MANAGEMENT AND
                                                 RESEARCH, as Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            SPS SWAPS


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PILGRIM PRIME RATE TRUST
                                            By: Pilgrim Investments, Inc.
                                                as its investment manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            PILGRIM AMERICA HIGH INCOME
                                            INVESTMENTS LTD.
                                            By: Pilgrim Investments, Inc.
                                                as its investment manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            DELANO COMPANY

                                            By:  Pacific Investment Management
                                                 Company, as its Investment
                                                 Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH  CRESCENT-2  LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH CYPRESSTREE-1 LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH  CRESCENT  LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH IV LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH  ING-2 LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH  LANGDALE  LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH  SHOSHONE  LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            KZH  CRESCENT-3 LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            VAN KAMPEN CLO II, LIMITED


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            VAN KAMPEN SENIOR INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

SUBSIDIARY GUARANTORS:
                                            ALASKA FINANCIAL SERVICES, INC.
                                            CFC SERVICES CORP.
                                            CONTINENTAL CREDIT SERVICES, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            A.M. MILLER & ASSOCIATES, INC.
                                            ACCOUNT PORTFOLIOS, INC.
                                            ASSET RECOVERY & MANAGEMENT CORP.
                                            FURST AND FURST, INC.
                                            INDIANA MUTUAL CREDIT
                                               ASSOCIATION, INC.
                                            JENNIFER LOOMIS & ASSOCIATES, INC.
                                            NATIONAL ACCOUNT SYSTEMS, INC.
                                            PAYCO AMERICAN CORPORATION
                                            PAYCO AMERICAN INTERNATIONAL CORP.
                                            PAYCO-GENERAL AMERICAN CREDITS, INC.
                                            PROFESSIONAL RECOVERIES INC.
                                            QUALINK, INC.
                                            UNIVERSITY ACCOUNTING SERVICE, INC.
                                            ACCELERATED BUREAU OF
                                               COLLECTIONS, INC.
                                            NORTH SHORE AGENCY, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            PERIMETER CREDIT, L.L.C.
                                            GULF STATE CREDIT, L.L.C.
                                            SHERMAN ACQUISITION CORPORATION
                                            THE UNION CORPORATION
                                            ALLIED BOND & COLLECTION AGENCY,INC.
                                            AMERICAN CHILD SUPPORT SERVICE
                                               BUREAU, INC.
                                            CAPITAL CREDIT CORPORATION
                                            TRANSWORLD SYSTEMS INC.
                                            UCO PROPERTIES, INC.
                                            UNION FINANCIAL SERVICES GROUP, INC.
                                            HIGH PERFORMANCE SERVICES, INC.
                                            HIGH PERFORMANCE SERVICES OF
                                               FLORIDA, INC.
                                            INTERACTIVE PERFORMANCE, INC.
                                            INTERACTIVE PERFORMANCE OF
                                               FLORIDA, INC.
                                            AMERICAN RECOVERY COMPANY, INC.
                                            C.S.N. CORP.
                                            GENERAL CONNECTOR CORPORATION
                                            U.C.O.-M.B.A. CORPORATION
                                            UNION-SPECIALTY STEEL CASTING
                                               CORPORATION
                                            INTERACTIVE PERFORMANCE OF
                                               GEORGIA, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: